Statement of Operations (USD $)	1 Months Ended
Mar. 13, 2012
Operating Expenses
General and Administrative	$ 157
Operating Expenses	157
Operating (Loss)	(157)
(Loss) before Income Taxes	(157)
Net (Loss)	$ (157)
Earnings Per Share
Net Loss Per Share, Basic and Diluted	$ (0.01)
Weighted Average Number of Shares Outstanding, Basic and Diluted	18,000